UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

December 31, 2004

INTAC International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-32621	98-0336945
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Unit 6-7, 32/F., Laws Commercial Plaza, 788 Cheung Sha Wan Road, Kowloon, Hong Kong

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 011 (852) 2385.8789

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported in a Current Report on Form 8-K filed January 5, 2005 (the “Original Report”), INTAC International, Inc. (the “Company”) entered into a Stock for Stock Exchange Agreement (the “Agreement”) with Forever Sino International Limited, a Hong Kong, China company (the “Seller”), pursuant to which the Company acquired from the Seller all of the outstanding equity securities of Beijing Huana Xinlong Information & Technology Development Co., Ltd., a company organized under the laws of the Peoples’ Republic of China (“Huana Xinlong”).

This Form 8-K/A amends the Original Report to include financial statements of Huana Xinlong as required by Item 9.01(a) of Form 8-K, and pro forma financial information as required by Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)          Financial statements of business acquired.

The following financial statements of Huana Xinlong are being filed with this report as Exhibit 99.1:

(1)          Report of Independent Registered Public Accounting Firm

(2)          Balance Sheet as of November 30, 2004

(3)          Income Statement for the period from February 26, 2004 (Date of Inception) to November 30, 2004

(4)          Statement of Cash Flows for the period from February 26, 2004 (Date of Inception) to November 30, 2004

(5)          Statement of Shareholder’s Equity for the period from February 26, 2004 (Date of Inception) to November 30, 2004

(6)          Notes to the Financial Statements

(b)         Pro forma financial information.

The following financial statements of Huana Xinlong are being filed with this report as Exhibit 99.2:

(1)          Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2004

(2)          Notes to unaudited pro forma condensed combined financial statements

(c)          Exhibit No.

23.1                     Consent of KBA Group LLP, Independent Registered Public Accounting Firm.

99.1                     Financial statements listed in Item 9.01(a).

99.2                     Financial statements listed in Item 9.01(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTAC INTERNATIONAL, INC.

Date: March 16, 2005	By:	/s/ J. David Darnell
J. David Darnell
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

23.1	Consent of KBA Group LLP, Independent Registered Public Accounting Firm.
99.1	Financial statements listed in Item 9.01(a).
99.2	Financial statements listed in Item 9.01(b).